                                                                    EXHIBIT 4.21

                THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                               CREDIT AGREEMENT

To each of the Lenders
signatory hereto


Ladies and Gentlemen:

     Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of May 18, 1998 (the Second Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"), between the undersigned, Everest Healthcare Services Corporation, the Lenders party thereto, and Harris Trust and Savings Bank, as Agent. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company has requested that the Acquisition Financing Termination Date and the Supplemental Revolving Credit Termination Date be extended to June 15, 1999, and the Lenders are willing to do so under the terms and conditions set forth in this agreement (herein, the "Amendment").

1.   AMENDMENT.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the definitions of "Acquisition Financing Termination Date" and "Supplemental Revolving Credit Termination Date" appearing in Section 9.1 of the Credit Agreement shall each be amended and restated in their entirety to read as follows:


               "Acquisition Financing Termination Date" means June 15, 1999, or such earlier date on which the Acquisition Financing Commitments are terminated in whole pursuant to Sections 3.8, 8.2 or 8.3 hereof.

               "Supplemental Revolving Credit Termination Date" means June 15, 1999, or such earlier date on which the Supplemental Revolving Credit Commitments are terminated in whole pursuant to Section 3.8, 8.2 or 8.3 hereof.

2.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     This Third Amendment to Second Amended and Restated Credit Agreement is dated as of April __, 1999.


                                         EVEREST HEALTHCARE SERVICES
                                           CORPORATION


                                         By /s/ John B Bourke
                                           ---------------------------------
                                           John B. Bourke
                                           Chief Financial Officer

     Accepted and agreed to as of the date and year last above written.

                                         HARRIS TRUST AND SAVINGS BANK,
                                          individually as a Lender and as Agent


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

                                         COMERICA BANK


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

                                         FIRSTAR BANK ILLINOIS


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

                                         MERCANTILE BANK NATIONAL ASSOCIATION


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

     This Third Amendment to Second Amended and Restated Credit Agreement is dated as of April __, 1999.


                                         EVEREST HEALTHCARE SERVICES
                                           CORPORATION


                                         By_________________________________
                                           John B. Bourke
                                           Chief Financial Officer

     Accepted and agreed to as of the date and year last above written.

                                         HARRIS TRUST AND SAVINGS BANK,
                                          individually as a Lender and as Agent


                                         By /s/ Gloria Compean-Endicott
                                           ---------------------------------
                                           Name Gloria Compean-Endicott
                                               -----------------------------
                                           Title      Vice President
                                               -----------------------------

                                         COMERICA BANK


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________


                                         FIRSTAR BANK ILLINOIS


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________


                                         MERCANTILE BANK NATIONAL ASSOCIATION


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

     This Third Amendment to Second Amended and Restated Credit Agreement is dated as of April __, 1999.


                                         EVEREST HEALTHCARE SERVICES
                                           CORPORATION


                                         By_________________________________
                                           John B. Bourke
                                           Chief Financial Officer

     Accepted and agreed to as of the date and year last above written.

                                         HARRIS TRUST AND SAVINGS BANK,
                                          individually as a Lender and as Agent


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

                                         COMERICA BANK


                                         By /s/ Colleen M. Murphy
                                           ---------------------------------
                                           Name  Colleen M. Murphy
                                               -----------------------------
                                           Title Vice President
                                                ----------------------------


                                         FIRSTAR BANK ILLINOIS


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________


                                         MERCANTILE BANK NATIONAL ASSOCIATION


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

     This Third Amendment to Second Amended and Restated Credit Agreement is dated as of April __, 1999.


                                         EVEREST HEALTHCARE SERVICES
                                           CORPORATION


                                         By_________________________________
                                           John B. Bourke
                                           Chief Financial Officer

     Accepted and agreed to as of the date and year last above written.

                                         HARRIS TRUST AND SAVINGS BANK,
                                          individually as a Lender and as Agent


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

                                         COMERICA BANK


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________


                                         FIRSTAR BANK ILLINOIS


                                         By /s/ M Conway
                                           ---------------------------------
                                           Name  Mike Conway
                                               -----------------------------
                                           Title V P
                                                ----------------------------

                                         MERCANTILE BANK NATIONAL ASSOCIATION


                                         By_________________________________
                                           Name_____________________________
                                           Title____________________________

     This Third Amendment to Second Amended and Restated Credit Agreement is dated as of April ___, 1999.


                                        EVEREST HEALTHCARE SERVICES
                                         CORPORATION


                                        By____________________________________
                                           John B. Bourke
                                           Chief Financial Officer

     Accepted and agreed to as of the date and year lase above written.


                                        HARRIS TRUST AND SAVINGS BANK,
                                         individually as a Lender and as Agent

                                        By____________________________________
                                          Name________________________________
                                          Title_______________________________


                                        COMERICA BANK

                                        By____________________________________
                                          Name________________________________
                                          Title_______________________________



                                        FIRSTAR BANK ILLINOIS

                                        By____________________________________
                                          Name________________________________
                                          Title_______________________________



                                        MERCANTILE BANK NATIONAL ASSOCIATION

                                        By /s/ [SIGNATURE ILLEGIBLE]^^
                                           -----------------------------------
                                          Name [SIGNATURE ILLEGIBLE]^^
                                               -------------------------------
                                          Title  Senior Vice President
                                               -------------------------------

                                        BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION


                                        By /s/ Ron Benishay
                                          ------------------------------------
                                          Name Ron Benishay
                                               -------------------------------
                                          Title Vice President
                                                ------------------------------

                                        KEY CORPORATE CAPITAL INC.

                                        By____________________________________
                                          Name________________________________
                                          Title_______________________________



                                        M&I MARSHALL & ILSLEY BANK

                                        By____________________________________
                                          Name________________________________
                                          Title_______________________________

                                        BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION


                                        By___________________________________
                                          Name_______________________________
                                          Title______________________________


                                        KEY CORPORATE CAPITAL INC.

                                        By /s/ Pamela LeRose
                                           ----------------------------------
                                          Name PAMELA LEROSE
                                               ------------------------------
                                          Title AVP
                                                -----------------------------


                                        M&I MARSHALL & ILSLEY BANK

                                        By____________________________________
                                          Name________________________________
                                          Title_______________________________

                                        BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION


                                        By____________________________________
                                          Name________________________________
                                          Title_______________________________


                                        KEY CORPORATE CAPITAL INC.

                                        By____________________________________
                                          Name________________________________
                                          Title_______________________________



                                        M&I MARSHALL & ILSLEY BANK

                                        By /s/ Peter R. Van Housen
                                           -----------------------------------
                                          Name Peter R. Van Housen
                                               -------------------------------
                                          Title V.P.
                                                ------------------------------

                          ACKNOWLEDGEMENT AND CONSENT

     The undersigned, being all of the Restricted Subsidiaries of Everest Healthcare Services Corporation, have heretofore executed and delivered to the Agent and the Lenders one or more Guaranties. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranties referred to above.

The Extracorporeal Alliance, L.L.C.               WSKC Dialysis Services, Inc.
Tri-State Perfusion, L.L.C.                       Ohio Valley Dialysis Center, Inc.
Perfusion Resource Association, L.L.C.            Northwest Indiana Dialysis, Inc.
                                                  New York Dialysis Management, Inc.
By: Everest Management, Inc., as Manager          Mercy Dialysis Center, Inc.
                                                  DuPage Dialysis, Ltd.
                                                  Lake Avenue Dialysis Center, Inc.
By: /s/ John B Bourke                             Home Dialysis of America, Inc.
   ------------------------------------------
   John B. Bourke, an authorized signatory        Amarillo Acute Dialysis Specialists, L.L.C.
                                                  Dialysis Specialists of Corpus Christi, L.L.C.
Saint Margaret Mercy Dialysis Centers, L.L.C.     Home Dialysis of Eastgate, Inc.
Terrell Dialysis Center, L.L.C.                   Dialysis Services of Cincinnati, Inc.
Hemo Dialysis of Amarillo, L.L.C.                 Everest Management, Inc.
                                                  Dialysis Specialists of South Texas, L.L.C.
By: Everest Healthcare Services                   Home Dialysis of Mount Auburn, Inc.
    Corporation, as Manager                       Continental Health Care, Ltd.
                                                  Con-Med Supply Company, Inc.
By: /s/ John B Bourke                             North Buckner Dialysis Center, Inc.
   ------------------------------------------
   John B. Bourke, an authorized signatory        Home Dialysis of Dayton, Inc.
                                                  Everest New York Holdings, Inc.
                                                  Everest One IPA, Inc.
                                                  Everest Two IPA, Inc.
                                                  Everest Three IPA, Inc.
                                                  Acute Extracorporeal Services, L.L.C.
                                                  Dialysis Specialties of Topeka, Inc.
                                                  Dialysis Specialties of Central Cincinnati, Ltd.
                                                  Home Dialysis of Columbus, Inc.
                                                  Home Dialysis of Fairfield, Inc.


                                                  By: /s/ John B Bourke
                                                     ------------------------------------------
                                                     John B. Bourke, an authorized signatory